Exhibit 10.21

ENFORCEMENT PARTY SUPPLEMENT TO

MASTER COLLECTION ACCOUNT TRUST AGREEMENT

This ENFORCEMENT PARTY SUPPLEMENT to the Master Collection Account Trust Agreement, dated as of February 8, 2012 (as heretofore amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Master Collection Account Trust Agreement”), among CarFinance Capital LLC (“CF Capital”), CFC Funding LLC, Wells Fargo Bank, National Association, as the Master Collection Account Trustee, the CF Finance Parties party thereto and the Enforcement Parties party thereto, is entered into as of April 27, 2015, among CF Capital, the Master Collection Account Trustee, Wells Fargo Bank, National Association, as Administrative Agent under the Warehouse Agreement (as such terms are defined below), as an Enforcement Party (the “New Enforcement Party”), as the assignee of FCA Funding I LLC, as borrower, pursuant to the Warehouse Agreement, and each CF Finance Party specified in Section 4 below.

WHEREAS, CF Capital, the Master Collection Account Trustee, the various CF Finance Parties and the various Enforcement Parties have entered into the Master Collection Account Trust Agreement and now desire to add an additional party to such Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Collection Account Trust Agreement.

SECTION 2. Master Collection Account Trust Agreement. The New Enforcement Party hereby acknowledges receipt of a copy of the executed Master Collection Account Trust Agreement. The New Enforcement Party hereby becomes (and is hereby designated by CF Capital) an Enforcement Party under the Master Collection Account Trust Agreement. The New Enforcement Party agrees to be bound by the terms thereof and hereby authorizes the Master Collection Account Trustee to act on its behalf under the Master Collection Account Trust Agreement with respect to its Master Collection Account Collateral.

SECTION 3. Financing Documents. The New Enforcement Party is party to that certain Warehouse Agreement, dated as of the date hereof (as amended, restated or otherwise modified from time to time, the “Warehouse Agreement”), among FCA Funding I LLC, as borrower, Flagship Credit Acceptance LLC, as servicer, CarFinance Capital LLC, as subservicer, the conduit lenders from time to time party thereto, the committed lenders from time to time party thereto, the lender group agents from time to time party thereto, Wells Fargo Bank, National Association, as paying agent, backup servicer and securities intermediary, Deutsche Bank National Trust Company, as collateral custodian (the “Collateral Custodian”), Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”) and Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as joint structuring and syndication agents.

SECTION 4. CF Finance Parties. The CF Finance Parties with respect to the New Enforcement Party are FCA Funding I LLC, CF Capital and FC Funding LLC, and each such party hereby so acknowledges. To the extent that any such CF Finance Party is not already a party to the Master Collection Account Trust Agreement (any such party being referred to herein as a “New CF Finance Party”), such New CF Finance Party hereby (i) acknowledges receipt of a copy of the executed Master Collection Account Trust Agreement, (ii) becomes (and is hereby designated by CF Capital) a CF Finance Party under the Master Collection Account Trust Agreement, (iii) agrees to be bound by the terms of the Master Collection Account Trust Agreement and (iv) hereby authorizes the Master Collection Account Trustee to act as contemplated in the Master Collection Account Trust Agreement with respect to the Master Collection Account Collateral.

SECTION 5. Notice Addresses. Any notice to be given to the New Enforcement Party or any New CF Finance Party shall be sent as set forth in the Master Collection Account Trust Agreement to the New Enforcement Party or such New CF Finance Party, as applicable, at the address set forth on the signature pages of this Enforcement Party Supplement.

SECTION 6. Counterparts. This Enforcement Party Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

SECTION 7. Bankruptcy Petition Against FCA Funding I LLC. Each of the parties hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding senior indebtedness of FCA Funding I LLC, such party will not institute against, or join any other Person in instituting against FCA Funding I LLC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

SECTION 8. GOVERNING LAW. THE PROVISIONS OF THIS ENFORCEMENT PARTY SUPPLEMENT AND THE MASTER COLLECTION ACCOUNT TRUST AGREEMENT CREATING A TRUST FOR THE BENEFIT OF THE ENFORCEMENT PARTIES AND SETTING FORTH THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE MASTER COLLECTION ACCOUNT TRUSTEE HEREUNDER AND UNDER THE MASTER COLLECTION ACCOUNT TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

CARF1NANCE CAPITAL LLC

By:	/s/ Jeffrey Butcher
Name:	Jeffrey Butcher
Title:	Chief Financial Officer

CarFinance Capital LLC
Attention:	Jeff Butcher
7525 Irvine Center Drive, Suite 250
Irvine, California 92618
Facsimile:	(888) 878-8126
E-mail:	jeff@carfinance.com

[FCA Syndicated Warehouse – FCA Funding I LLC Enforcement Party Supplement to MCA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Master Collection Account Trustee

By:	/s/ Brett Hudson
Name:	Brett Hudson
Title:	Vice President

Address:	MAC N9311-161
Sixth Street and Marquette Ave. Minneapolis, MN 55479
Attention:	Corporate Trust Services –
Asset-Backed
Administration
Telephone:	(612) 667-8058
Facsimile:	(612) 667-3464

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Address:
Attention:
Telephone:
Facsimile:

[FCA Syndicated Warehouse – FCA Funding I LLC Enforcement Party Supplement to MCA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Master Collection Account Trustee

By:
Name:
Title:

Address:	MAC N9311-161
Sixth Street and Marquette Ave. Minneapolis, MN 55479
Attention:	Corporate Trust Services –
Asset-Backed
Administration
Telephone:	(612) 667-8058
Facsimile:	(612) 667-3464

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ James B. Brinkley II
Name:	James B. Brinkley II
Title:	Director

Notice Address:

Wells Fargo Bank, National Association 550 S, Tryon Street, 5th Floor MAC D1086-051 Charlotte, North Carolina 28202
Attention:	Leah Miller

[FCA Syndicated Warehouse – FCA Funding I LLC Enforcement Party Supplement to MCA]

FCA FUNDING I LLC

By:	/s/ Kenneth J. Sicinski
Name:	Kenneth J. Sicinski
Title:	Vice President & Secretary

Address:	3 Christy Drive, Suite 201 Chadds Ford, PA 19317
Attention:	Kenneth J. Sicinski
Telephone:	610-717-1911
Facsimile:	610-717-1919

FC FUNDING LLC

By:	/s/ Kenneth J. Sicinski
Name:	Kenneth J. Sicinski
Title:	Manager

Address:	3 Christy Drive, Suite 201 Chadds Ford, PA 19317
Attention:	Kenneth J. Sicinski
Telephone:	610-717-1911
Facsimile:	610-717-1919

[FCA Syndicated Warehouse – FCA Funding I LLC Enforcement Party Supplement to MCA]